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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 21, 2005
                                (April 18, 2005)

                           FIRST BANCTRUST CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             DELAWARE                  000-32535                37-1406661
    State or other jurisdiction       (Commission             (IRS Employer
        of Incorporation              File Number)          Identification No.)

                    206 SOUTH CENTRAL AVENUE, PARIS, IL 61944
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (217) 465-6381
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On April 18, 2005, First BancTrust Corporation ("First BancTrust"), a Delaware corporation, entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with Rantoul First Bank, S.B. ("Rantoul"), an Illinois chartered state savings bank, which provides for the merger of an interim Illinois savings bank to be formed by First BancTrust with and into Rantoul, with Rantoul being the surviving entity in the merger. Following the merger, Rantoul will be a wholly-owned subsidiary of First BancTrust. In connection with the Merger Agreement, First BancTrust entered into a voting agreement with the individual directors and executive officers of Rantoul pursuant to which they agreed to vote the shares of Rantoul common stock they own in favor of the merger. The voting agreement covers approximately 9.8% of the outstanding shares of Rantoul common stock.

      A copy of the Agreement and Plan of Reorganization, the form of Voting Agreement and a Press Release, dated April 18, 2005, issued by First BancTrust relating to the merger are attached hereto and are incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

Exhibit Number
--------------
      2.1              Agreement and Plan of Reorganization among First
                       BancTrust Corporation and Rantoul First Bank, S.B. dated
                       April 18, 2005

     10.1              Form of Voting Agreement

     99.1              Press Release, dated April 18, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FIRST BANCTRUST CORPORATION

Dated: April 21, 2005                      /s/ Terry J. Howard
                                           ------------------------------------
                                           Terry J. Howard
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit Number
--------------
     2.1                Agreement and Plan of Reorganization among First
                        BancTrust Corporation and Rantoul First Bank, S.B. dated
                        April 18, 2005

    10.1                Form of Voting Agreement

    99.1                Press Release, dated April 18, 2005.

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